Exhibit 16.1

March 3, 2006

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read the statements made by Irwin Financial Corporation Employees' Savings Plan and Irwin Mortgage Corporation Retirement and Profit Sharing Plan (copy attached), which we understand was filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Irwin Financial Corporation Employees' Savings Plan and Irwin Mortgage Corporation Retirement and Profit Sharing Plan dated February 22, 2006. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP